UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-07396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	February 28

Date of reporting period:	May 31, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET

MANAGED HIGH INCOME FUND INC.

FORM N-Q

MAY 31, 2011

Schedule of investments (unaudited)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 86.6%
CONSUMER DISCRETIONARY — 20.4%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	$262,995	(a)
Automobiles — 1.1%
Escrow GCB General Motors	7.200%	1/15/11	760,000		26,600	(b)(c)(d)
Escrow GCB General Motors	7.125%	7/15/13	1,325,000		46,375	(b)(d)
Escrow GCB General Motors	8.375%	7/15/33	1,880,000		65,800	(b)(d)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,060,000		1,075,147
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	955,000		1,221,533
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	540,000		635,179
Total Automobiles					3,070,634
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	855,000		833,625
Sotheby’s, Senior Notes	7.750%	6/15/15	930,000		1,039,275
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	475,000		491,031
Total Diversified Consumer Services					2,363,931
Hotels, Restaurants & Leisure — 7.3%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	410,000		388,988
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,039,000		2,059,390
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	260,000		266,825
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		823,770
CCM Merger Inc., Notes	8.000%	8/1/13	1,450,000		1,457,250	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,250,000		1,403,125	(a)(e)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,030,000		1,122,700	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,470,000		1,341,375
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	575,000		595,844
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	270,000		135	(a)(d)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	630,000		647,325	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	652,000		652,000	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	700,000		703,500	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	695,000		757,550
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	200,000		218,000	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000		835,800
MGM Resorts International, Senior Notes	6.625%	7/15/15	480,000		472,200
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000		104,400
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	450,000		470,250	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,890,000		1,663,200
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,410,000		1,522,800	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	550,000		645,562
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000		618,800
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	60,000		61,650
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		151,550
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	820,000		846,650	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	545,000		500,037	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	215,000		215,538	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	860,000		86	(b)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,430,000		143	(b)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	40,000	$4	(b)(d)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	781,000	810,287	(a)
Total Hotels, Restaurants & Leisure				21,356,734
Household Durables — 0.3%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	500,000	222,500	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	630,000	634,725
Total Household Durables				857,225
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000	917,325
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,205,000	1,298,388	(a)
Total Internet & Catalog Retail				2,215,713
Media — 6.0%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	820,000	873,300	(a)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	270,000	297,675
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	301,825	360,681
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,140,000	1,214,100
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,130,000	1,227,462
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,760,000	1,680,800	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,600,000	1,528,000	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	780,000	772,200
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000	64,050
DISH DBS Corp., Senior Notes	7.875%	9/1/19	700,000	765,625
DISH DBS Corp., Senior Notes	6.750%	6/1/21	490,000	497,350	(a)
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	260,000	272,025	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	780,000	793,650	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	2,640,000	2,844,600	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	690,000	714,150	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000	723,600	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	860,000	915,900	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000	461,250	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,560,000	1,563,900	(a)
Total Media				17,570,318
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,485,000	1,425,600
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,770,000	1,831,950
American Greetings Corp., Senior Notes	7.375%	6/1/16	205,000	203,975
American Greetings Corp., Senior Notes	7.375%	6/1/16	160,000	159,200
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000	1,194,522	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000	727,788
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,830,000	1,912,350
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	500,000	517,500	(a)
Total Specialty Retail				6,547,285
Textiles, Apparel & Luxury Goods — 1.3%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	540,000	544,050	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	360,000	385,200	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,280,000	1,200,000	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,565,000	$1,791,925
Total Textiles, Apparel & Luxury Goods				3,921,175
TOTAL CONSUMER DISCRETIONARY				59,591,610
CONSUMER STAPLES — 1.9%
Food Products — 1.5%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,270,000	1,302,544	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	480,000	495,600	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	350,000	362,250	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,945,750	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	138,000	162,150
Total Food Products				4,268,294
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,290,000	1,306,125
TOTAL CONSUMER STAPLES				5,574,419
ENERGY — 11.6%
Energy Equipment & Services — 1.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	690,000	729,675
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	280,000	285,600
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,380,000	1,473,150	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	985,500
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	220,000	227,150	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,820,000	2,015,650
Total Energy Equipment & Services				5,716,725
Oil, Gas & Consumable Fuels — 9.7%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	700,000	812,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	633,375	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	745,000	834,400
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,404,000	1,482,975
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	300,375
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	211,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	958,900
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	1,678,471	1,602,940	(a)(e)(g)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	220,000	239,800
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	830,000	908,850
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	840,000	916,563	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	410,000	433,122	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,570,000	1,585,700
James River Escrow Inc., Senior Notes	7.875%	4/1/19	270,000	276,750	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	640,000	711,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	40,000	41,400
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	690,000	662,400	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	340,000	375,700	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,735,000	1,687,288
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000	351,850
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	670,000	659,950	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	448,850	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000	777,475
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	804,750
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	280,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,375,000	1,601,875
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	200,000	220,000
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000	186,575

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	680,000		$704,650	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,390,000		1,525,525
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000		789,443
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000		2,576,757
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	918,000		1,067,175	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	710,000		741,950
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	810,000		822,150	(a)
Total Oil, Gas & Consumable Fuels					28,233,713
TOTAL ENERGY					33,950,438
FINANCIALS — 6.7%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		675,278
Commercial Banks — 1.8%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	650,000		601,613
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	310,000		320,075	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	200,000		205,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	988,739		994,919
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	480,000		483,000
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000		552,712	(a)(f)(h)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	900,000		924,750
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	590,000		611,387
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	480,000		457,200	(f)(h)
Total Commercial Banks					5,151,406
Consumer Finance — 1.1%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,160,000		1,101,747
Ally Financial Inc., Senior Notes	7.500%	9/15/20	260,000		281,125
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	701,705
SLM Corp., Medium-Term Notes	8.000%	3/25/20	570,000		629,606
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	570,000		643,541
Total Consumer Finance					3,357,724
Diversified Financial Services — 2.9%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	65,000		69,943	(f)(h)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	450,000		514,687	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	680,000		727,600
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	180,000		189,000
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		1,050,400
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,885,400
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,290,000		1,451,250
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	840,000		867,300
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	700,000		717,500
Total Diversified Financial Services					8,473,080
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000		1,053,134
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	330,000		336,748	(a)(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	6/30/11	250,000		242,428	(f)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		403,960	(a)
Total Insurance					2,036,270
TOTAL FINANCIALS					19,693,758
HEALTH CARE — 4.3%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	130,000		144,300

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Equipment & Supplies — continued
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	535,000	$596,525	(e)
Total Health Care Equipment & Supplies				740,825
Health Care Providers & Services — 3.9%
American Renal Holdings, Senior Notes	9.750%	3/1/16	860,000	905,150	(a)(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	690,000	724,500
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,585,000	2,669,012
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	390,575	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,004,975
HCA Inc., Notes	7.690%	6/15/25	490,000	464,275
HCA Inc., Senior Secured Notes	7.875%	2/15/20	720,000	795,150
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	717,000	824,550
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	520,000	581,100
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,190,000	1,237,600	(e)
US Oncology Inc.	9.125%	8/15/17	615,000	13,838	(b)(d)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	620,000	649,450
Total Health Care Providers & Services				11,260,175
Pharmaceuticals — 0.1%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	420,000	444,150	(a)
TOTAL HEALTH CARE				12,445,150
INDUSTRIALS — 14.6%
Aerospace & Defense — 2.1%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,195,000	1,293,588
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	630,000	696,150
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	610,000	674,050	(a)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	460,000	481,850	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	460,000	482,425	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	620,000	688,975
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,721,362	(a)
Total Aerospace & Defense				6,038,400
Airlines — 2.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	430,000	414,950	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	155,808	156,400
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	102,860	106,974
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	948,540	948,540
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	300,000	306,000	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,345,000	2,476,906	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	80,000	76,400
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	58,855	60,691
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	704,379	721,144
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	342,682	363,243
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	359,000	388,618	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	369,000	395,752	(a)
Total Airlines				6,415,618
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	395,200	240,084	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	246,000	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,310,000	1,323,100	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	540,000	547,425	(a)
Total Building Products				2,356,609

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies — 2.1%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,020,000	$1,150,050
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	127,200	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,691,675	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	910,000	964,600	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	1,055,950
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	456,500
WCA Waste Corp., Senior Notes	7.500%	6/15/19	620,000	637,438	(a)
Total Commercial Services & Supplies				6,083,413
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	824,000	(a)
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	980,000	1,002,050	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	947,750
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,240,000	1,264,800	(a)
Marine — 0.7%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	180,000	184,950	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,450,000	1,489,875
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	450,000	452,250	(a)
Total Marine				2,127,075
Road & Rail — 3.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,260,000	1,319,850	(a)(e)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,190,000	1,246,525	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	1,328,000	1,407,680	(a)(g)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	571,000	690,910
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,030,000	2,258,375
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	136,000	160,820
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	140,000	152,950
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	1,620,000	1,709,100	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,138,000	1,266,025
Total Road & Rail				10,212,235
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	835,000	880,925
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	1,620,000	1,482,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,600,000	1,648,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,000,000	1,042,500	(a)
Total Transportation				4,172,800
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	320,000	328,800	(a)
TOTAL INDUSTRIALS				42,654,475
INFORMATION TECHNOLOGY — 4.0%
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,830,000	2,122,800	(a)
IT Services — 1.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	899,925	946,046	(e)
First Data Corp., Senior Notes	5.625%	11/1/11	150,000	150,750
First Data Corp., Senior Notes	10.550%	9/24/15	2,562,981	2,694,334	(e)
First Data Corp., Senior Notes	11.250%	3/31/16	270,000	272,025
First Data Corp., Senior Secured Notes	7.375%	6/15/19	70,000	71,575	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
IT Services — continued
iGATE Corp., Senior Notes	9.000%	5/1/16	1,370,000		$1,414,525	(a)
Total IT Services					5,549,255
Semiconductors & Semiconductor Equipment — 1.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	430,000		464,400
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	360,000		390,150	(e)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	310,000		358,050	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	400,000		448,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,260,000		1,357,650
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	219,555		230,533	(e)
MEMC Electronic Materials Inc., Senior Notes	7.750%	4/1/19	270,000		278,100	(a)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	520,000		528,450	(a)
Total Semiconductors & Semiconductor Equipment					4,055,333
TOTAL INFORMATION TECHNOLOGY					11,727,388
MATERIALS — 9.3%
Chemicals — 2.6%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,170,000		1,250,437
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	735,000		812,175	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		762,125	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	582,000	EUR	912,936	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	841,000		948,227	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	830,000		938,938
Solutia Inc., Senior Notes	8.750%	11/1/17	585,000		648,619
Solutia Inc., Senior Notes	7.875%	3/15/20	740,000		817,700
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	470,000		504,075	(a)
Total Chemicals					7,595,232
Containers & Packaging — 2.9%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	270,000		279,450	(a)(e)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,171,300	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	504,585	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	300,000		301,875
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	540,000		552,150
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		693,600	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,299,375	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	1,180,000		1,258,175	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	970,000		991,825	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,280,000		1,348,800	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	100,000		105,375	(a)(b)
Total Containers & Packaging					8,506,510
Metals & Mining — 1.9%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	510,000		555,900	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	170,000		177,650	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,060,000		2,121,800	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	410,000		415,125	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,240,000		1,376,400
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,720,000		971,800
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	20,000		21,650
Total Metals & Mining					5,640,325
Paper & Forest Products — 1.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000		2,128,980
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	890,000		863,300
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	340,000		392,067	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	360,000		365,812	(a)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	410,000		412,050	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — continued
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	1,230,000	$1,279,200
Total Paper & Forest Products				5,441,409
TOTAL MATERIALS				27,183,476
TELECOMMUNICATION SERVICES — 7.0%
Diversified Telecommunication Services — 3.9%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	96,312
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	785,625	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,350,000	1,437,750	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	30,000	31,950
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,420,000	1,437,750	(a)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	387,000	400,545
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	142,087	144,574	(e)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	600,000	618,000	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,129,444
West Corp., Senior Notes	8.625%	10/1/18	950,000	1,005,812	(a)
West Corp., Senior Notes	7.875%	1/15/19	1,120,000	1,143,800	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	700,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	480,000	511,200	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	655,016	813,857	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,170,000	1,210,950
Total Diversified Telecommunication Services				11,468,069
Wireless Telecommunication Services — 3.1%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	930,000	1,000,913	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	660,000	713,625
Sprint Capital Corp., Global Notes	6.900%	5/1/19	490,000	514,500
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	350,000	341,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,415,000	4,895,131
True Move Co., Ltd., Notes	10.750%	12/16/13	1,370,000	1,500,150	(a)
Total Wireless Telecommunication Services				8,965,569
TOTAL TELECOMMUNICATION SERVICES				20,433,638
UTILITIES — 6.8%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	870,000	880,875
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	950,000	926,250	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	126,178	131,856
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,450,000	1,584,125
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	890,000	905,575	(a)
Total Electric Utilities				4,428,681
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	795,500
Independent Power Producers & Energy Traders — 5.0%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	230,000	244,950	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	440,000	459,800	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,070,000	2,170,913	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	147,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	545,000	414,200
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	3,131,000	2,864,865
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	696,493	647,738	(e)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	270,000	286,278
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,009,000	1,102,492

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	660,000	$676,500	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	2,113,350	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,745,000	2,813,625
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	526,119	589,253
Total Independent Power Producers & Energy Traders				14,531,564
TOTAL UTILITIES				19,755,745
TOTAL CORPORATE BONDS & NOTES (Cost — $235,326,584)				253,010,097
COLLATERALIZED SENIOR LOANS — 2.2%
CONSUMER DISCRETIONARY — 1.0%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,500,000	1,599,375	(i)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	250,000	252,701	(i)
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,000,000	1,065,000	(i)
TOTAL CONSUMER DISCRETIONARY				2,917,076
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	440,051	440,051	(g)(i)
TELECOMMUNICATION SERVICES — 0.9%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	750,000	798,750	(i)
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/11/15	1,749,707	1,810,947	(i)
TOTAL TELECOMMUNICATION SERVICES				2,609,697
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.706 - 4.768%	10/10/17	637,541	504,813	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $6,199,576)				6,471,637
CONVERTIBLE BONDS & NOTES — 1.3%
CONSUMER DISCRETIONARY — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,000,000	2,190,000	(a)
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	70,000	71,488	(a)
INDUSTRIALS — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	1,670,000	1,436,200	(b)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	250,000	200,625
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,015,666)				3,898,313

			SHARES
COMMON STOCKS — 2.7%
CONSUMER DISCRETIONARY — 1.8%
Automobiles — 0.2%
General Motors Co.			15,422	490,574	*
Media — 1.6%
Charter Communications Inc., Class A Shares			82,229	4,645,116	*
TOTAL CONSUMER DISCRETIONARY				5,135,690
ENERGY — 0.6%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			127,383,634	1,458,798	*(b)(g)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY			SHARES	VALUE
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			5,433	$138,270	*
TOTAL ENERGY				1,597,068
INDUSTRIALS — 0.3%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			122	54,906	*(b)(g)
Nortek Inc.			1,738	68,651	*
Total Building Products				123,557
Marine — 0.3%
DeepOcean Group Holding AS			58,920	883,800	*
TOTAL INDUSTRIALS				1,007,357
TOTAL COMMON STOCKS (Cost — $6,103,370)				7,740,115

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.8%
FINANCIALS — 0.8%
Diversified Financial Services — 0.8%
Bank of America Corp.	7.250%		1,820	1,911,000
Citigroup Inc.	7.500%		4,200	506,100
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,303,720)				2,417,100
PREFERRED STOCKS — 2.3%
FINANCIALS — 2.2%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%		47,050	1,204,188	(a)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		82,348	2,163,282	(f)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		73,700	1,914,726	(f)
Citigroup Capital XIII	7.875%		46,675	1,301,299	(f)
Total Diversified Financial Services				3,216,025
TOTAL FINANCIALS				6,583,495
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	0.000%		2,487	248,700	*(a)(f)(g)
TOTAL PREFERRED STOCKS (Cost — $6,588,645)				6,832,195

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.2%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	44,460,000	415,709
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	13,890,000	129,874
TOTAL PURCHASED OPTIONS (Cost — $605,178)				545,583

			WARRANTS
WARRANTS — 0.3%
Buffets Restaurant Holdings		4/28/14	891	9	*(b)(g)
Charter Communications Inc.		11/30/14	1,790	23,270	*
General Motors Co.		7/10/16	14,020	318,114	*
General Motors Co.		7/10/19	14,020	233,713	*
Jack Cooper Holdings Corp.		12/15/17	1,198	113,810	*(g)
Jack Cooper Holdings Corp.		5/6/18	558	50,220	*(g)
Nortek Inc.		12/7/14	3,364	30,276	*(b)
SemGroup Corp.		11/30/14	5,719	38,603	*(b)(g)
TOTAL WARRANTS (Cost — $1,767,800)				808,015
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $261,910,539)				281,723,055

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 1.7%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $176,880)	0.100 - 0.120%	1/10/12	177,000	$176,879	(j)(k)
Repurchase Agreements — 1.6%
Morgan Stanley tri-party repurchase agreement dated 5/31/11; Proceeds at maturity - $4,680,012; (Fully collateralized by U.S. government agency obligations, 1.750% due 8/22/12; Market value - $4,774,199) (Cost - $4,680,000)	0.090%	6/1/11	4,680,000	4,680,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $4,856,880)				4,856,879
TOTAL INVESTMENTS — 98.1% (Cost — $266,767,419#)				286,579,934
Other Assets in Excess of Liabilities — 1.9%				5,680,666
TOTAL NET ASSETS — 100.0%				$292,260,600

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	The maturity principal is currently in default as of May 31, 2011.
(d)	The coupon payment on these securities is currently in default as of May 31, 2011.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	Rate shown represents yield-to-maturity.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR - Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$104.00	$44,460,000	$178,851
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	44,460,000	1,337,142
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	13,890,000	417,744
Credit default swaption with Morgan Stanley & Co. Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	13,890,000	73,701
TOTAL WRITTEN OPTIONS (Premiums received — $1,969,458)				$2,007,438

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$249,999,477	$3,010,620	$253,010,097
Collateralized senior loans	—	6,031,586	440,051	6,471,637
Convertible bonds & notes	—	3,898,313	—	3,898,313
Common stocks:
Consumer discretionary	$5,135,690	—	—	5,135,690
Energy	138,270	—	1,458,798	1,597,068
Industrials	68,651	883,800	54,906	1,007,357
Convertible preferred stocks	2,417,100	—	—	2,417,100
Preferred stocks:
Financials	5,379,307	1,204,188	—	6,583,495
Industrials	—	—	248,700	248,700
Purchased options	—	545,583	—	545,583
Warrants	—	605,373	202,642	808,015
Total long-term investments	$13,139,018	$263,168,320	$5,415,717	$281,723,055
Short-term investments†	—	4,856,879	—	4,856,879
Total investments	$13,139,018	$268,025,199	$5,415,717	$286,579,934
Other financial instruments:
Forward foreign currency contracts	—	$10,420	—	$10,420
Total other financial instruments	—	$10,420	—	$10,420
Total	$13,139,018	$268,035,619	$5,415,717	$286,590,354

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$2,007,438	—	$2,007,438
Futures contracts	$72,755	—	—	72,755
Forward foreign currency contracts	—	24,863	—	24,863
Total	$72,755	$2,032,301	—	$2,105,056

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	CONVERTIBLE BONDS & NOTES
Balance as of February 28, 2011	$1,245,920	—	$2,040,000
Accrued premiums/discounts	411	—	10,396
Realized gain (loss)(1)	(425,000)	—	—
Change in unrealized appreciation (depreciation)(2)	452,449	—	139,604
Net purchases (sales)	133,900	$440,051	—
Transfers into Level 3	1,602,940	—	—
Transfers out of Level 3	—	—	(2,190,000)
Balance as of May 31, 2011	$3,010,620	$440,051	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2011(2)	$ 27,449	—	—

	COMMON STOCKS		PREFERRED STOCKS
INVESTMENTS IN SECURITIES	ENERGY	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of February 28, 2011	—	$54,906	—	$ 79,149	$3,419,975
Accrued premiums/discounts	—	—	—	—	10,807
Realized gain (loss) (1)	—	—	—	—	(425,000)
Change in unrealized appreciation (depreciation)(2)	$337,822	—	$ 30,491	84,659	1,045,025
Net purchases (sales)	1,120,976	—	218,209	30,507	1,943,643
Transfers into Level 3	—	—	—	38,603	1,641,543
Transfers out of Level 3	—	—	—	(30,276)	(2,220,276)
Balance as of May 31, 2011	$1,458,798	$54,906	$248,700	$202,642	$5,415,717
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2011(2)	$337,822	—	$ 30,491	$ 79,613	$475,375

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract.

Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on these statements. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to schedule of investments (unaudited) (continued)

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument.  The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.  Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written.   If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased.   If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,032,301. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of May 31, 2011, the Fund had posted with its counterparties cash as collateral to cover the net liability of all derivatives amounting to $1,010,000, which could be used to reduce the required payment.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,329,658
Gross unrealized depreciation	(6,517,143)
Net unrealized appreciation	$19,812,515

During the period ended May 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 28, 2011	—	—
Options written	$116,700,000	$1,969,458
Options closed	—	—
Options expired	—	—
Written options, outstanding as of May 31, 2011	$116,700,000	$1,969,458

At May 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
U.S. Treasury 5-Year Notes	100	9/11	$11,841,308	$11,914,063	$(72,755)

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Royal Bank of Scotland PLC	334,519	$480,469	8/18/11	$(15,261)
Contracts to Sell:
Euro	Citibank, N.A.	217,146	311,886	8/18/11	10,420
Euro	Citibank, N.A.	578,467	830,852	8/18/11	(9,602)
					818
Net unrealized loss on open forward foreign currency contracts					$(14,443)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2011.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(72,755)	—	—	—	—	$(72,755)
Foreign Exchange Contracts	—	—	—	—	$10,420	$(24,863)	(14,443)
Credit Contracts	—	—	$(2,007,438)	$545,583	—	—	(1,461,855)
Total	—	$(72,755)	$(2,007,438)	$545,583	$10,420	$(24,863)	$(1,549,053)

Notes to schedule of investments (unaudited) (continued)

During the period ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$136,396
Written options	501,860
Forward foreign currency contracts (to buy)	456,762
Forward foreign currency contracts (to sell)	1,750,581
Futures contracts (to buy)†	2,331,445
Futures contracts (to sell)	11,783,398

† At May 31, 2011, there were no open positions held in this derivative.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: July 25, 2011